Exhibit 25.6

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF

A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF

A TRUSTEE PURSUANT TO SECTION 305(b)(2)

J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

95-4655078
(State of incorporation if not a national bank)	(I.R.S. employer identification No.)

1999 Avenue of the Stars
26th Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Christopher C. Holly

Vice President and Assistant General Counsel

J. P. Morgan Trust Company, National Association

227 West Monroe Street, Floor 26

Chicago, IL 60606

Tel: (312) 267-5063

(Name, address and telephone number of agent for service)

POPULAR, INC.

(Exact name of obligor as specified in its charter)

Puerto Rico	66-0416582
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification No.)

209 Munoz Rivera Avenue
Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

POPULAR INTERNATIONAL BANK, INC.

(Exact name of obligor as specified in its charter)

Puerto Rico	66-0489108
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification No.)

209 Munoz Rivera Avenue
Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

POPULAR NORTH AMERICA, INC.

(Exact name of obligor as specified in its charter)

DELAWARE	66-0476353
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification No.)

209 Munoz Rivera Avenue
Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

POPULAR CAPITAL TRUST III

POPULAR CAPITAL TRUST IV

POPULAR NORTH AMERICA CAPITAL TRUST II

POPULAR NORTH AMERICA CAPITAL TRUST III

(Exact name of obligor as specified in its charter)

DELAWARE	APPLIED FOR
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification No.)

209 Munoz Rivera Avenue
Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Guarantee and Property Trustee for the Capital Securities

(Title of the indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency, Washington, D.C.

Board of Governors of the Federal Reserve System, Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the Obligor is an affiliate of the trustee, describe each such affiliation.

None.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16.	List of Exhibits.

List below all exhibits filed as part of this statement of eligibility.

Exhibit 1.	Articles of Association of the Trustee as Now in Effect (see Exhibit 1 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

Exhibit 2.	Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

Exhibit 3.	Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

Exhibit 4.	Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8-K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

Exhibit 5.	Not Applicable

Exhibit 6.	The consent of the Trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not Applicable

Exhibit 9.	Not Applicable

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 12th day of June, 2006.

J. P. Morgan Trust Company, National Association

By	/s/ George N. Reaves
George N. Reaves
Vice President

EXHIBIT 6

THE CONSENT OF THE TRUSTEE REQUIRED

BY SECTION 321(b) OF THE ACT

June 12, 2006

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of various indentures between Popular, Inc., Popular North America, Inc., Popular International Bank, Inc., Popular Capital Trust III, Popular Capital Trust IV, Popular North America Capital Trust II and Popular North America Capital Trust III and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

J.P. Morgan Trust Company, National Association

By	/s/ George N. Reaves
George N. Reaves
Vice President

Exhibit 7.     Report of Condition of the Trustee.

J. P. Morgan Trust Company, National Association
Statement of Condition

31-Mar-06

		($000)
Hyperion Accounts to pick up	Assets
1105	Cash and Due From Banks	22,668
1200, 1400	Securities	217,068
1560	Loans and Leases	135,676
1600	Premises and Fixed Assets	6,216
19216	Intangible Assets	342,561
19194	Goodwill	202,094
1800, 19060, 19092, 19200, 19250	Other Assets	45,438

1999	Total Assets	971,721

	Liabilities
2105	Deposits	81,356
2710	Other Liabilities	45,644

2800	Total Liabilities	127,000
	Equity Capital
3100	Common Stock	600
3200	Surplus	701,587
3400, 3620	Retained Earnings	142,534

3520	Total Equity Capital	844,721

3900	Total Liabilities and Equity Capital	971,721